EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the Director of Finance of AML Communications, Inc. (the “Company”), hereby certify, to the best of my knowledge, that:

•      the Quarterly Report of the Company on Form 10-QSB for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•      the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  February 12, 2004

/s/ Susan J. Fite

Susan J. Fite

Director of Finance